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                                                                                                                         EXHIBIT 4.1


 __________________                  COMMON STOCK                  _________________________               COMMON STOCK
|                  |                $.01 PAR VALUE                |                         |             $.01 PAR VALUE
|                  |                                              |                         |
|                  |                                              |                         |   ___________________________________
|    NUMBER        |        INCORPORATED UNDER THE LAWS OF        |                         |  |              SHARES               |
|                  |          THE STATE OF STATE DELAWARE         |        PICTURE          |  |                                   |
|                  |                                              |                         |  |                                   |
|                  |                                              |                         |  |___________________________________|
|                  |                                              |                         |
|                  |                                              |                         |   See reverse for certain definitions
|                  |                                              |                         |   ___________________________________
|                  |                                              |                         |  |                                   |
|                  |          THIS CERTIFICATE IS TRANSFERABLE    |                         |  |___________________________________|
|                  |                  IN THE CITIES OF            |_________________________|            CUSIP 338032 20 4
|                  |        RIDGEFIELD PARK, NJ OR NEW YORK, NY
|                  |
|                  |                                           FISHER SCIENTIFIC INTERNATIONAL INC.
|                  |
|                  |  ___    ______________________________________________________________________________________________________
|                  | |   |  |                                                                                                      |
|                  | |___|  |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |                                                                                                      |
|                  |        |______________________________________________________________________________________________________|
|                  |
|                  |                             FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
|                  |
|Fisher Scientific |        Fisher Scientific International Inc. transferable on the books of the Corporation by the holder hereof
|International Inc.|        in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This
| Corporate Seal   |        Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
|    Delaware      |              Witness the facsimile seals of the Corporation and the facsimile signatures of its duly authorized
|     1991         |        officers.
|                  |        Dated:
|                  |
|                  |        COUNTERSIGNED AND REGISTERED:
|  American Bank   |                             CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
|  Note Company    |                                                   TRANSFER AGENT AND REGISTRAR
|                  |
|                  |        BY
|                  |
|__________________|                 AUTHORIZED SIGNATURE                        SECRETARY                                 PRESIDENT



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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the
Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM - as tenants in common                                     UNIF GIFT MIN ACT -............Custodian...........
TEN ENT - as tenants by the entireties                                                  (Cust)                 (Minor)
JT TEN  - as joint tenants with right of                                              under Uniform Gifts to Minors
        survivorship and not as tenants in                                            Act ............................
        common                                                                                    (State)
                                                                   UNIF TRF MIN ACT -.........Custodian (until age   )
                                                                                        (Cust)
                                                                                      under Uniform Transfers
                                                                                      (Minor)
                                                                                      to Minors Act ..................
                                                                                                   (State)



                        Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ________________________________
|                                |
 ________________________________


________________________________________________________________________________________________________________________
                      (Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________ Shares
of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated _____________________________________


                                                              X     ____________________________________________________

                                                              X     ____________________________________________________
                                                            NOTICE:
                                                                    THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND
                                                                    WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                                    OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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